Exhibit 99.1


                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D/A including any amendments thereto.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated:  November 30, 1999


                                    WEIS FAMILY HOLDINGS, L.P.,

                                          By: WEIS FAMILY HOLDINGS, L.L.C.,
                                                its General Partner

                                                By:   /s/ Janet C. Weis
                                                      -------------------
                                                      Name: Janet C. Weis
                                                      Title:  Manager


                                    WEIS FAMILY HOLDINGS, L.L.C.,

                                          By:   /s/ Janet C. Weis
                                                -------------------
                                                Name: Janet C. Weis
                                                Title:  Manager



                                    /s/ Janet C. Weis
                                    -----------------------
                                    JANET C. WEIS



                                    /s/ Michael M. Apfelbaum
                                    ------------------------
                                    MICHAEL M. APFELBAUM



                                    /s/ Sidney Apfelbaum
                                    ------------------------
                                    SIDNEY APFELBAUM



                                    /s/ Susan Weis Mindel
                                    ------------------------
                                    SUSAN WEIS MINDEL



                                    /s/ Joel Mindel
                                    ------------------------
                                    JOEL MINDEL

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                                    /s/ Nancy Weis Wender
                                    ------------------------
                                    NANCY WEIS WENDER



                                    /s/ Ellen Weis Goldstein
                                    ------------------------
                                    ELLEN WEIS GOLDSTEIN



                                    /s/ Joseph I. Goldstein
                                    ------------------------
                                    JOSEPH I. GOLDSTEIN